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                                                                       EXHIBIT 5


                     CANADA MORTGAGE AND HOUSING CORPORATION

                             UNDERWRITING AGREEMENT

                                                               September 7, 2006

CIBC World Markets Corp.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
TD Securities (USA) LLC
As Representatives of the Underwriters named in Schedule II hereto

Dear Sirs:

     Canada Mortgage and Housing Corporation ("CMHC") proposes to sell to the underwriters named in Schedule II hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "REPRESENTATIVES"), the principal amount of its securities identified in Schedule II hereto (the "SECURITIES"), to be issued pursuant to a Fiscal Agency Agreement (the "FISCAL AGENCY AGREEMENT") to be dated as provided in Schedule I hereto between CMHC and the banking institution named therein, as Fiscal Agent (the "FISCAL AGENT"). The Securities to be sold in the United States, as certified by the Underwriters in a report relating to distribution of primary allotment substantially in the form of Schedule III hereto, are referred to herein as the "REGISTERED SECURITIES" and all other Securities are referred to herein as the "OFFSHORE SECURITIES". The Securities are direct unconditional obligations of CMHC and as such carry the full faith and credit of Canada and constitute direct unconditional obligations of and by Canada and the payment of the principal of and interest on the Securities is a charge on and payable out of the Consolidated Revenue Fund of Canada. If the firm or firms listed in Schedule II hereto include only the firm or firms listed as addressees hereto, then the terms "UNDERWRITERS" and "REPRESENTATIVES", as used herein shall each be deemed to refer to such firm or firms. As of 11:00 a.m. September 7, 2006, (the "TIME OF SALE"), CMHC had prepared the following information (collectively, the "TIME OF SALE INFORMATION"): a Preliminary Final Prospectus consisting of a preliminary prospectus supplement dated September 6, 2006 and the Basic Prospectus (as defined below)(collectively, the "PRELIMINARY FINAL PROSPECTUS"), and the Issuer Free Writing Prospectus in the form of
Schedule I hereto (the "ISSUER FREE WRITING PROSPECTUS").

     1. REPRESENTATIONS AND WARRANTIES. CMHC represents and warrants to, and agrees with, each Underwriter that:


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          (a) The Time of Sale Information, at the Time of Sale and at the
     Closing Date, did not and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that CMHC makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to CMHC in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information. The Issuer Free Writing Prospectus in the form of
     Schedule I hereto complies in all material respects with the U.S. Securities Act of 1933, as amended (the "ACT").

          (b) CMHC has filed with the Securities and Exchange Commission (the "COMMISSION") one or more registration statements, which have become effective, for the registration of the Registered Securities under the Act. Such registration statements, as amended at the date of this Agreement, meet the requirements set forth in Release No. 33-6424 under the Act and comply in all other material respects with said Release. The form of prospectus included in registration statement No. 333-107880, as supplemented by the Preliminary Final Prospectus filed with the Commission pursuant to Rule 424(b), is the most recent form of prospectus relating to the Securities and the plan of distribution thereof filed by CMHC with the Commission. CMHC proposes to file with the Commission pursuant to Rule 424(b) under the Act a further supplement to such form of prospectus to include the final pricing information as set forth in the Issuer Free Writing Prospectus. Such registration statements, including the exhibits thereto, as amended at the date of this Agreement, hereinafter are called the "REGISTRATION STATEMENT"; the form of prospectus included in registration statement No. 333-107880 is hereinafter called the "BASIC PROSPECTUS"; and such prospectus as supplemented by the final prospectus supplement, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "FINAL PROSPECTUS". As used herein, the terms "REGISTRATION STATEMENT", "BASIC PROSPECTUS", "FINAL PROSPECTUS" and "PRELIMINARY FINAL PROSPECTUS" shall include in each case the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT" and "AMENDMENT" or "AMEND" as used herein shall include all documents deemed to be incorporated by reference in the Final Prospectus that are filed subsequent to the date of the Basic Prospectus by CMHC with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

          (c) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective or is deemed to be effective under the Act, when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date (as hereinafter defined), (i) the Registration Statement, as amended as of any such


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     time, will fully comply in all material respects with the provisions of the
     Act and the Rules under the Act and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (ii) the Final Prospectus, as amended or supplemented as of any such time, will fully comply with the provisions of the Act and the Rules under the Act and will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that CMHC makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to CMHC by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof.

          (d) No authorizations, approvals, waivers or consents of any agency or official of Canada or the Province of Ontario thereof are required to permit the execution and delivery of the Fiscal Agency Agreement and this Agreement by CMHC, the issuance of the Securities and the performance by CMHC of the respective obligations thereunder and hereunder, except for the approval of the Minister of Finance as required by the Financial Administration Act, which has been obtained.

          (e) None of CMHC, its affiliates or any person acting on its or their behalf has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("REGULATION S")) with respect to the Offshore Securities.

     2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, CMHC agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from CMHC, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, at the issue price of 99.85% of the principal amount (plus accrued interest, if any, from September 14, 2006), which includes selling, management and underwriting commissions of 0.10% of the principal amount (the "UNDERWRITING COMMISSIONS") and further agrees that the aggregate amount of the Underwriting Commissions may be set-off against the aggregate issue price of the Securities.

     3. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and CMHC or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "CLOSING DATE"). The Securities will be issued in the form of registered global securities (the "GLOBAL SECURITIES"), which shall be registered


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in the name of Cede & Co., as the nominee of The Depository Trust Company
("DTC"). Delivery of the Securities shall be made to the Representatives or to their order for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the issue price thereof to CMHC in immediately available (same day) funds by transfer to a U.S. dollar account specified by CMHC. The Underwriters through the Representatives shall be entitled to set-off against the payment of the issue price the Underwriting Commissions and reimbursement for expenses referred to in
Section 5(g) hereof. The Global Securities shall be substantially in the form annexed to the Fiscal Agency Agreement.

     The Global Securities shall be made available for inspection and checking by the Representatives in New York City not later than 3:00 P.M., local time, on the business day prior to the Closing Date.

     4. LISTING. CMHC agrees with the Underwriters to cooperate in the filing of an application to list the Securities on the Euro MTF, the exchange regulated market of the Luxembourg Stock Exchange (the "STOCK EXCHANGE") prior to the Closing Date. CMHC further agrees to furnish to the Stock Exchange all documents, instruments, information and undertakings and to publish all advertisements or other material that may be necessary in order to effect the listing of the Securities and to cause such listing to be continued for so long as any of the Securities remain outstanding; provided, however, that if after consultation with the Representatives, in the opinion of CMHC the continuation of such listing shall become unduly burdensome, then CMHC may, in its sole discretion, terminate the listing of the Securities on the Stock Exchange. In the event of such termination of listing, CMHC shall use reasonable endeavours to seek an alternative admission to listing, trading and/or quotation of the Securities by another listing authority, securities exchange and/or quotation system, as determined by CMHC in its sole discretion, after consultation with the Representatives, provided that nothing herein shall require CMHC to seek an alternative admission in listing, trading and/or quotation of the Securities on any securities exchange where it would be, as determined by CMHC, impractical or unduly burdensome to do so.

     5. AGREEMENTS. CMHC agrees with the several Underwriters, and the several Underwriters agree with CMHC, as the case may be, that:

          (a) Prior to the termination of the offering of the Securities, CMHC will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Time of Sale Information or the Basic Prospectus unless CMHC has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, CMHC will cause any Preliminary Final Prospectus and the Final Prospectus to be delivered to the Commission for filing pursuant to Rule 424(b) via the Commission's Electronic Data Gathering, Analysis, and Retrieval system ("EDGAR") and will cause the Final Prospectus to be filed with the Commission pursuant to said Rule and


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     CMHC will file any Issuer Free Writing Prospectus to the extent required by
     Rule 433 under the Act. CMHC will promptly advise the Representatives (i) when the Time of Sale Information or the Final Prospectus shall have been delivered to the Commission for filing pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Time of Sale Information or the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by CMHC of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. CMHC will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) Before using or filing any Issuer Free Writing Prospectus other than the Issuer Free Writing Prospectus in the form of Schedule I hereto, CMHC will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus for review and will not use or file any such Issuer Free Writing Prospectus to which the Representatives reasonably object; provided that the Representatives may not object to a filing that is required.

          (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Time of Sale Information or the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Time of Sale Information or the Final Prospectus to comply with the Act or the rules thereunder, CMHC promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

          (d) CMHC will make generally available to the holders of the Securities a statement of its income and retained earnings for its fiscal year commencing after the date hereof as soon as practicable after the close of such fiscal year and a statement of revenues and expenditures of Canada for Canada's fiscal year commencing after the date hereof as soon as practicable after the close of such fiscal year, which in each case shall satisfy the provisions of Section 11(a) of the Act.


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          (e) CMHC will furnish to the Representatives and counsel for the
     Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus, any Issuer Free Writing Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

          (f) CMHC will arrange for the qualification of the Securities for offer and sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that CMHC shall not be obligated to qualify as a foreign corporation in, or consent to general service of process under the laws of, any state or to meet other requirements deemed by it to be unduly burdensome; provided further, that nothing herein shall require CMHC to qualify the Securities in any jurisdiction where it would be, as determined by CMHC in its sole discretion after consultation with the Representatives, impractical or unduly burdensome to do so.

          (g) CMHC will pay (i) all expenses in connection with (A) the preparation, issue, execution and delivery of the Securities (including the fees of the Fiscal Agent), (B) the fee incurred in filing the Registration Statement (including all amendments thereto), any Issuer Free Writing Prospectus and any Time of Sale Information with the Commission, (C) all costs, expenses, or commissions payable on or in connection with the granting of listing for the Securities on the Stock Exchange, (D) any fee payable to rating services in connection with the rating of the Securities, and (E) the costs and fees (including fees of counsel for the Underwriters and their disbursements) incurred in connection with any registration or qualification mentioned in paragraph (e) or (f) above not exceeding U.S. $5,000, (ii) all costs incurred in connection with the printing of the Registration Statement, the Basic Prospectus, the Time of Sale Information, the Final Prospectus and each preliminary prospectus (including all amendments thereof or supplements thereto) and the cost of delivering the same to locations designated by the Underwriters and satisfactory to CMHC in its reasonable judgment, (iii) the cost of copying the documents incorporated by reference in the Time of Sale Information and the Final Prospectus in such quantities as the Underwriters may reasonably request and the cost of delivering the same to locations designated by the Underwriters and satisfactory to CMHC in its reasonable judgment, (iv) all stamp duties or other like taxes and duties or value added taxes payable under the laws of the United Kingdom upon and in connection with the execution, issue and subscription of the Securities or the execution and delivery of this Agreement and the Fiscal Agency Agreement.


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     Except as provided in Section 5(g), 8 and 9 hereof, CMHC shall not be required to pay or bear any fees or expenses of the Underwriters.

          (h) If the sale of the Securities is consummated hereunder, CMHC agrees to pay to the Representatives on behalf of the Underwriters on the Closing Date an amount of up to U.S.$60,000 to be applied in reimbursement of the reasonable out-of-pocket expenses and costs of the Underwriters (including any value added or equivalent tax on such expenses and costs) directly attributable to the offering and sale of the Securities, as specified below. The Representatives may apply said amount for (i) the reimbursement of fees and disbursements of their legal counsel and syndication expenses attributable to the Securities and (ii) for costs and expenses relating to the marketing of the Securities (in Canada and abroad) including travel, document production and presentation costs. The Representatives shall be entitled to set-off the said sum of U.S.$60,000 from the payment of the issue price as provided in Section 3 hereof. The Representatives shall supply CMHC with itemized accounts, together with supporting information in a form satisfactory to CMHC, for such expenses and shall repay to CMHC, in Canadian dollars and within 90 days of the Closing Date, any shortfall between the expenses so itemized and U.S.$60,000.

          (i) Until the business day following the Closing Date, CMHC will not, without the consent of the Representatives, offer or sell, or announce the offering of, any U.S. dollar denominated debt securities with a maturity of five years or greater, provided, however, that nothing in this paragraph
     (i) shall be construed to prevent CMHC from guaranteeing payment in respect of any securities issued on the basis of housing loans or mortgage-backed securities or borrowing from the Government of Canada.

          (j) Each of the Underwriters severally agrees with CMHC to deliver (i) an initial allotment distribution report, (ii) secondary market activity reports showing sales volumes by major market (Asia, Canada, Europe and the United States) up to and including the Closing Date and (iii) secondary market activity reports showing sales volumes by such major markets within thirty days after the end of each calendar quarter for the first two years after the date of this Agreement. The reports specified in (i) and (ii) above will be due within one week of the Closing Date. The initial allotment distribution report and the secondary market activity reports will be in the forms set forth in Schedule III hereof.

          (k) CMHC has not issued and will not issue, without prior consent of the stabilizing agent in the United Kingdom, any press or other public announcement referring to the proposed issue of Securities unless the announcement adequately discloses that stabilizing action may take place in relation to the Securities to be issued and CMHC authorizes the relevant


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     stabilizing agent to make adequate public disclosure of the stabilization in accordance with applicable laws.

          (l) Each Underwriter agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any "FREE WRITING PROSPECTUS", as defined in Rule 405 under the Act (which term includes use of any written information furnished to the Commission by CMHC and not incorporated by reference into the Registration Statement and any press release issued by CMHC) other than (A) the Issuer Free Writing Prospectus in the form of Schedule I hereto or prepared pursuant to Section 5(b), or (B) any "free writing prospectus" prepared by such Underwriter and provided to and consented to by CMHC in writing (each such "free writing prospectus" referred to in this clause (B), an "UNDERWRITER FREE WRITING PROSPECTUS"); provided that the Underwriters may use a Bloomberg term sheet in accordance with Section 5(n).

          (m) Each Underwriter agrees that it has not and will not distribute any Underwriter Free Writing Prospectus referred to in Section 5(l) in a manner that will lead to the requirement to file such Underwriter Free Writing Prospectus with the Commission unless CMHC has consented in advance in writing to such distribution.

          (n) Each Underwriter agrees that it has not and will not, without the prior written consent of CMHC, use any "free writing prospectus" that contains the final terms of the Securities unless such terms have previously been included in an Issuer Free Writing Prospectus filed or to be filed with the Commission; provided that Underwriters may use a Bloomberg term sheet that contains some or all of the information in
     Schedule I hereto without the consent of CMHC; provided further that any Underwriter using such term sheet shall notify CMHC, and provide a copy of such term sheet to CMHC, prior to, or substantially concurrently with, the first use of such term sheet.

          (o) Each Underwriter agrees that it is not subject to any pending proceeding under Section 8A of the Act with respect to the offering (and will promptly notify CMHC if any such proceeding against it is initiated during the period that delivery of a prospectus by an Underwriter or a dealer may be required by the Act).

     6. SELLING RESTRICTIONS. Each Underwriter, on behalf of itself and each of its affiliates that participates in the initial distribution of the Securities, severally represents to and agrees with CMHC that:

          (a) (i) It has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, as amended (the "FSMA") received by


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     it in connection with the issue and sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to CMHC; and (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it or them in relation to the Securities in, from or otherwise involving the United Kingdom.

          (b) The Securities have not been, and will not be, registered under the Securities and Exchange Law of Japan (the "SECURITIES AND EXCHANGE LAW") and it and each such affiliate has not offered or sold, and will not offer or sell, directly or indirectly, any of the Securities in Japan or to, or for the benefit of, any person resident in Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan) or to others for reoffering or resale, directly or indirectly, in Japan or to any resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and in compliance with any other applicable laws and regulations of Japan.

          (c) (i) It and each such affiliate has not offered or sold and will not offer or sell, directly or indirectly, in Hong Kong by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Chap. 32) of Hong Kong and (ii) it and each such affiliate has not issued and will not issue, directly or indirectly, any invitation or advertisement relating to the Securities in Hong Kong (except if permitted to do so under the securities laws of Hong
     Kong) other than with respect to Securities intended to be disposed of to persons outside Hong Kong or to be disposed of in Hong Kong only to persons whose business involves the acquisition, disposal or holding of securities, whether as principal or as agent.

          (d) The Offshore Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or its possessions or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Act. Accordingly, neither it, nor any of its affiliates or any persons acting on its behalf have engaged or will engage in any directed selling efforts with respect to the Offshore Securities in violation of Regulation S, and all offers and sales of the Offshore Securities by it, any of its affiliates or any persons acting on its or their behalf have occurred or will occur in offshore transactions, as such term is defined in Regulation S.

          (e) In relation to each member State of the European Economic Area which has implemented the Prospectus Directive (each, a "RELEVANT MEMBER STATE"), each Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that


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     Relevant Member State (the "RELEVANT IMPLEMENTATION DATE") it has not made and will not make an offer of the Securities to the public in that Relevant Member State except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Securities to the public in that Relevant Member State at any time:

          (i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

          (ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than E43,000,000 and (3) an annual turnover of more than E50,000,000, as shown in its last annual or consolidated accounts;

          (iii) to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the Representatives for any such offer; or

          (iv) in any other circumstances falling within Article 3(2) of the Prospectus Directive;

     provided that no such offer of the Securities shall result in a requirement for the publication by CMHC or any Underwriter of a prospectus pursuant to
Article 3 of the Prospectus Directive.

     For the purposes of this provision, the expression an "OFFER OF THE SECURITIES TO THE PUBLIC" in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "PROSPECTUS DIRECTIVE" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State, and the expression "EUROPEAN ECONOMIC AREA" means the member states of the European Union together with Iceland, Norway and Liechtenstein.

          (f) In addition to the provisions of Sections 6(a) to (e) above, it and each such affiliate has not offered, sold or delivered and it and they will not offer, sell or deliver, directly or indirectly, any of the Securities or distribute the Final Prospectus, the Preliminary Final Prospectus, the Time of Sale Information, any "free writing prospectus", the Basic Prospectus or any other offering material relating to the Securities, in or from any jurisdiction except under circumstances that will, to the best of its or their knowledge and belief, result in compliance with the applicable laws and regulations thereof and which will not impose any


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     obligations on CMHC except as contained in this Agreement. In addition, the
     Representatives agree with CMHC to cause each selling group member to agree to comply with the restrictions on offers and sales of the Securities set forth in this Section 6.

          (g) Without prejudice to the provisions of Sections 6(a) to (f) and except for the qualification of the Securities for offer and sale and the determination of their eligibility for investment under the applicable securities laws of such jurisdictions as the Representatives may designate pursuant to Section 5(e), CMHC shall not have any responsibility for, and each Underwriter severally agrees with CMHC that each such Underwriter and its respective affiliates will obtain, any consent, approval or authorization required by them for the offer, sale or delivery by them of any of the Securities under the laws and regulations in force in any jurisdiction to which they are subject or in or from which they make such offer, sale or delivery of any of the Securities.

     7. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of CMHC contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date and as of the Closing Date, to the accuracy of the statements of CMHC made in any certificates pursuant to the provisions hereof, to the performance by CMHC of its obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of CMHC, shall be threatened by the Commission and you shall have received a certificate from an officer of CMHC to such effect; and each Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Act, shall have been timely filed with the Commission under the Act.

          (b) You shall have received on the Closing Date a written opinion, dated the Closing Date, of Douglas V. Tyler, General Counsel of CMHC (based on the advice of Ontario counsel), addressed to the Underwriters to the effect that insofar as the laws of the Province of Ontario and the federal laws of Canada are concerned:

               (i) CMHC exists as a corporation created by the Parliament of Canada pursuant to the Canada Mortgage and Housing Corporation Act and is for all relevant purposes an agent of Canada with power and authority to create, issue and sell the Securities; pursuant to the provisions of the Financial Administration Act, CMHC is named as a Crown corporation.


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               (ii) The creation, execution and sale of the Securities have been duly authorized by all necessary corporate action of CMHC and the Securities have been duly signed by the duly appointed officers of CMHC, and upon being duly authenticated pursuant to the Fiscal Agency Agreement and upon delivery thereof and payment therefor in accordance with the provisions of this Agreement, the Securities will constitute legal, valid and binding direct and unconditional general obligations of CMHC and as such of Canada enforceable in accordance with their terms.

               (iii) The Securities have been duly executed by CMHC, and when authenticated, delivered and paid for in accordance with the provisions of this Agreement, will constitute securities issued on behalf of Canada with the authority of Parliament and as such the payment of the principal thereof and interest thereon will be a charge on and will be payable out of the Consolidated Revenue Fund of Canada.

               (iv) No authorizations, approvals, waivers or consents of any agency or official of Canada or of the Province of Ontario thereof are required to permit the execution and delivery of the Fiscal Agency Agreement and this Agreement by CMHC, the issuance of the Securities and the performance by CMHC of the respective obligations thereunder and hereunder, except for the approval of the Minister of Finance as required by the Financial Administration Act which has been obtained.

               (v) The Fiscal Agency Agreement has been duly authorized, executed and delivered by CMHC and is a legal, valid and binding agreement of CMHC, enforceable in accordance with its terms.

               (vi) This Agreement has been duly authorized, executed and delivered by CMHC and is a legal, valid and binding agreement of CMHC, except as rights to indemnity hereunder may be limited under applicable law, and any amounts which may become due in accordance with the terms hereof to any Underwriter or any person who controls any Underwriter will constitute obligations of CMHC and of Canada.

               (vii) Neither the execution and delivery of the Fiscal Agency Agreement, the Securities or this Agreement, nor the consummation of the transactions therein or herein contemplated nor compliance with the terms and provisions thereof or hereof will violate, conflict with or result in a breach of any indenture, agreement or other instrument to which CMHC is a party or contravene any existing law, governmental rule, regulation or order of Canada or of the Province of Ontario binding on CMHC.

               (viii) The statements in the Preliminary Final Prospectus, when construed together with the Issuer Free Writing Prospectus, and in the

          Final Prospectus under the captions "Description of Bonds", "Description of the Debt Securities" and "Underwriting", insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents.

               (ix) The statements in the Preliminary Final Prospectus, when construed together with the Issuer Free Writing Prospectus, and in the Final Prospectus under the heading "Tax Matters - Canadian Federal Income Tax Consequences, Investors Resident in Canada, Investors Not Resident in Canada" and "Tax Matters - Canadian Taxation" are accurate in all material respects, subject to the qualifications therein stated.

               (x) Although such counsel is not, except as stated above, passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information and the Final Prospectus, as amended or supplemented, based upon participation by such counsel or counsel reporting to him in conferences at which the contents of the Registration Statement, the Time of Sale Information and the Final Prospectus and related matters were discussed, no facts have come to such counsel's attention which lead such counsel to believe that (a) the Registration Statement, or any amendment thereof, at the time it became effective or deemed to be effective, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, (b) the Final Prospectus, as amended or supplemented, on its issue date or on the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Time of Sale Information, at the Time of Sale contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) You shall have received on the Closing Date a written opinion, dated the Closing Date, of Milbank, Tweed, Hadley & McCloy LLP, United States counsel for CMHC, addressed to the Underwriters, to the effect, insofar as the laws of the State of New York or the federal laws of the United States of America are concerned, (A) set forth above in paragraphs
     (b) (viii) and (x), (B) that the Registration Statement and the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (except as to financial statements and financial data included therein as to which such counsel need express no opinion) complied as to form in all material respects with the Act and the Rules thereunder, and (C) that the statements in the Preliminary

     Final Prospectus, when construed together with the Issuer Free Writing Prospectus, and in the Final Prospectus under the heading "Tax Matters - Certain U.S. Federal Tax Considerations" and "Tax Matters - United States Taxation" are accurate in all respects, subject to the qualifications therein. In addition, such counsel shall state that in its opinion, assuming the accuracy of the representations and warranties and satisfaction of the agreements contained herein, no registration of the Offshore Securities under the Act is required for the offer, sale or issuance of the Offshore Securities in the manner contemplated by the Time of Sale Information, the Final Prospectus and this Agreement, except that such counsel need express no opinion as to when and under what circumstances the Offshore Securities may be reoffered or resold in the United States or to U.S. persons. In giving their opinion Milbank, Tweed, Hadley & McCloy LLP may rely on the opinion of Douglas V. Tyler, General Counsel of CMHC, as to matters of Canadian and Ontario law.

          (d) The Representatives shall have received from Davis Polk & Wardwell, United States counsel for the Underwriters, and Stikeman Elliott LLP, Canadian counsel for the Underwriters, favorable opinions dated the Closing Date, as to the form and validity of the Securities and as to the proceedings and other related matters incident to the issuance and sale of the Securities, and the Representatives shall have received from Davis Polk & Wardwell a favorable opinion dated the Closing Date with respect to the Registration Statement, the Time of Sale Information and the Final Prospectus. In giving their opinion, Davis Polk & Wardwell may rely upon the opinion of Stikeman Elliott LLP as to matters of Canadian and Ontario law and Stikeman Elliott LLP may rely upon the opinion of Douglas V. Tyler, General Counsel of CMHC, as to certain matters relating to the due authorization of the Securities.

          (e) The representations and warranties of CMHC herein shall be true and correct on the date hereof and on the Closing Date; CMHC shall not have failed, on or prior to the Closing Date, to have performed all agreements and satisfied all conditions herein contained which should have been performed or satisfied by it at or prior to such time; there shall be no material adverse change in the condition (financial or otherwise) or results of operations or business or prospects of CMHC from that set forth in the Registration Statement, the Time of Sale Information and the Final Prospectus, other than changes arising in the ordinary course of business, that in the reasonable judgment of CMHC or the Representatives would prevent or materially impair the marketing, or enforcement of contracts for sale, of the Securities; there shall be no material adverse change in the financial, economic or political condition of Canada from that set forth in the Registration Statement, the Time of Sale Information and the Final Prospectus, other than changes arising in the ordinary and normal course, that in the reasonable judgment of CMHC or the Representatives would prevent or materially impair the marketing, or enforcement of contracts for sale, of the Securities; and the Representatives shall have received, at the time of closing, a certificate to the foregoing effect dated the Closing Date and signed by an executive officer of CMHC.

          (f) On or prior to the Closing Date, CMHC shall have furnished to the Representatives such further certificates and documents as they or their counsel shall reasonably request.

          (g) On or prior to the Closing Date, the Securities shall have been approved for listing on the Stock Exchange.

     If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to CMHC in writing or by telephone or telegraph confirmed in writing.

     8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of CMHC to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, CMHC will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     9. INDEMNIFICATION AND CONTRIBUTION. (a) CMHC agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Securities Exchange Act of 1934 or other United States Federal or state or foreign law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information, the Final Prospectus, any agreed upon marketing brochure or the invitation or allotment telexes, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees, subject to the provisions of paragraph (d) below, to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them (as such expenses are incurred) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that CMHC will not be liable in any such case to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to CMHC by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) any such loss, claim, damage or liability arises out of any untrue statement or omission or alleged untrue statement or omission in the Preliminary Final Prospectus if such untrue statement or omission or alleged untrue statement or omission is corrected in all material respects in an Issuer Free Writing Prospectus prepared by CMHC and if, having previously been furnished by or on behalf of CMHC with copies of the Issuer Free Writing Prospectus sufficiently far in advance of the time at which the public offering price of the Securities of a particular tranche was determined by CMHC and the Underwriters so as to permit delivery of such Issuer Free Writing Prospectus to investors prior to such time, such Underwriter thereafter failed to send or give or otherwise convey to such person, at or prior to the Time of Sale, such Issuer Free Writing Prospectus or the information contained therein that would have corrected such defect. This indemnity agreement will be in addition to any liability which CMHC may otherwise have. (b) Each Underwriter severally agrees to indemnify and hold harmless CMHC, each of its directors, each of its officers who signs the Registration Statement, and each person who controls CMHC within the meaning of the Act to the same extent as the foregoing indemnity from CMHC to each Underwriter, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Underwriter furnished to CMHC by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. CMHC acknowledges for the purposes of this Section 9(b) that the statements set forth under the heading "Underwriting" (except for the statements in the paragraphs relating to the securities laws of the United Kingdom, the European Economic Area, Japan and Hong Kong, the sentence relating to stamp taxes and other charges, the paragraph relating to certain expenses of CMHC and the paragraph relating to indemnification of certain liabilities and reimbursement of certain expenses by CMHC) in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus, and you, as the Representatives, confirm that such statements are correct.

     (c) Each of CMHC and the Underwriters agrees that each Underwriter shall have and hold the covenants of CMHC contained in this Section 9 in respect of such Underwriter's controlling persons' (as defined above) interest for the benefit of their controlling persons. Each Underwriter agrees to accept the trusts in this paragraph (c) declared and provided for and agrees to enforce those covenants on behalf of such persons.

     (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to so assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if it be a final judgment for the plaintiff the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) or (b) of this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from CMHC or the Underwriters, as the case may be, on grounds of policy or otherwise, CMHC and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which CMHC and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the Underwriting Commissions bears to the issue price of the Securities set forth on Schedule II hereto and CMHC is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters) be responsible for any amount in excess of the Underwriting Commissions applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 9, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls CMHC within the meaning of the Act, each officer of CMHC who shall have signed the Registration Statement and each director of CMHC shall have the same rights to contribution as CMHC, subject in each case to clause (y) of this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (e).

     10. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obliged severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate amount of Securities set opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule II hereto, and arrangements satisfactory to the remaining Underwriters and CMHC for the purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability to any non-defaulting Underwriter or CMHC. In the event of a default by any Underwriter as set forth in this Section 10, which shall not cause this Agreement to be terminated, either CMHC or the Representatives shall have the right to postpone the Closing Date for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to CMHC and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     11. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of CMHC or the Representatives, by notice given to CMHC or the Representatives, as the case may be, prior to delivery and payment for the Securities, if prior to that time, there shall have occurred such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which, in the reasonable judgment of the Representatives or CMHC, as the case may be, is material and adverse and such changes, singly or together with any other such change, makes it, in the reasonable judgment of the Representatives or CMHC, as the case may be, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Information or the Final Prospectus. Notwithstanding any such termination, the provisions of Sections 8, 9, 12 and 16 hereof shall remain in effect.

     12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of CMHC or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or CMHC or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities.

     13. STABILIZATION AND OVER-ALLOTMENT. Any over-allotment or stabilization transaction by the Underwriters in connection with the distribution of the Securities shall be effected by them on their own behalf and not as agents of CMHC, and any gain or loss arising therefrom shall be for their own account. The Underwriters acknowledge that CMHC has not been authorized to issue Securities in excess of the principal amount set forth in Schedule II hereto. The Underwriters also acknowledge that CMHC has not authorized the carrying out by the Underwriters of stabilization transactions other than in conformity with applicable rules, including those made pursuant to the FSMA and Regulation M promulgated by the Commission (if applicable).

     14. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives or the Underwriters, will be mailed, delivered or telegraphed and confirmed to them, at CIBC World Markets Corp., Attention: Debt Capital Markets, 300 Madison Avenue, 5th Floor, New York, NY 10017 or, if sent to CMHC, will be mailed, delivered or telegraphed and confirmed to it at 700 Montreal Road, Ottawa, Ontario, Canada, K1A 0P7 attention of the Treasurer.

     15. NO FIDUCIARY RELATIONSHIP. CMHC acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between CMHC, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting as a principal and is not the agent or fiduciary of CMHC, or its respective creditors, employees or any other party, and (c) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and CMHC has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

     16. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

     17. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     18. ADVERTISEMENTS. All advertisements of the Securities shall be published in a form or forms and manner to which CMHC consents in writing prior to the date of publication. CMHC may withhold its consent in its discretion regarding the use of any symbol in any such advertisement and the publication in which such advertisement is to appear.

     19. TIME OF THE ESSENCE. Time shall be of the essence in this Agreement.

     20. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                        Very truly yours,

                                        CANADA MORTGAGE AND HOUSING CORPORATION


                                        By: /s/ Mark Chamie
                                            ------------------------------------
                                        Name: Mark Chamie
                                        Title: Treasurer


                                        By: /s/ Nigel Stephens
                                            ------------------------------------
                                        Name: Nigel Stephens
                                        Title: Assistant Treasurer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CIBC World Markets Corp.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
TD Securities (USA) LLC

By: CIBC World Markets Corp.


By: /s/ Paul Hadlow
    ---------------------------------
Name: Paul Hadlow
Title: Managing Director

Acting on behalf of themselves and the other several Underwriters named in
Schedule II to the foregoing Agreement.

                                   SCHEDULE I

                                      CMHC
                U.S.750,000,000 5.00% Bonds due September 1, 2011
                                Final Term Sheet
                                September 7, 2006

Issuer                Canada Mortgage and Housing Corporation

Title                 5.00% United States Dollar Bonds due September 1, 2011

Ratings               Aaa/AAA

Format                SEC Registered

Size                  U.S.$750,000,000

Trade Date            September 7, 2006

Settlement Date       September 14, 2006

Maturity              September 1, 2011

Callable              No, except for Canadian tax reasons

Interest Payment      March 1 and September 1
Dates

First Payment Date    March 1, 2007

Pricing Benchmark     4 5/8 UST due 8/31/2011

UST Spot (PX/Yield)   99-15+/4.742%

Spread to Benchmark   27 bps

Yield to Maturity     5.012%

Coupon                5.00%

Price                 99.95%

Day Count             30/360

Minimum               U.S. $5,000 and increments of U.S. $5,000 in excess thereof
Denomination

Listing               Luxembourg Euro MTF

Ranking               The bonds will carry the full faith and credit of Canada. The payment of the principal of and interest on the bonds will constitute a charge on and be payable out of the Consolidated Revenue Fund of Canada.

Bookrunners           CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated
                      and TD Securities (USA) LLC

Senior Co-managers    Deutsche Bank and RBC Capital Markets

Co-managers           BNP Paribas, Credit Suisse, National Bank Financial, Scotia Capital,

                      BMO Capital Markets, Casgrain, HSBC and JP Morgan

Billing and           Merrill Lynch, Pierce, Fenner & Smith Incorporated
Delivering

Cusip, ISIN, Common   135143 AZ 8 / US135143AZ84
Code

Reference Document:   Prospectus Supplement subject to completion, dated
                      September 6, 2006; Prospectus dated August 14, 2003;

                      www.sec.gov/Archives/edgar/data/912239/000120621206000207/m32332ore424b2.htm

Legend:               THIS COMMUNICATION IS INTENDED FOR THE SOLE USE OF THE PERSON TO WHOM IT IS
                      PROVIDED BY US.

                      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
                      THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU
                      INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND
                      OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE
                      INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS
                      FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.
                      ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN
                      THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY
                      CALLING TOLL-FREE 1-866-500-5408.

                                   SCHEDULE II

                                                                      PRINCIPAL AMOUNT
                                                                      OF SECURITIES TO
           UNDERWRITER                         ADDRESSES                BE PURCHASED
           -----------             --------------------------------   ----------------
    CIBC World Markets Corp.       300 Madison Avenue, 5th Floor,       $180,000,000
                                   New York, NY 10017

 Merrill Lynch, Pierce, Fenner &   4 World Financial Center,             180,000,000
       Smith Incorporated          New York, NY 10080

     TD Securities (USA) LLC       31 West 52nd Street                   180,000,000
                                   New York, NY 10019

  Deutsche Bank Securities Inc.    31 West 52nd Street, 4th Floor,        45,000,000
                                   New York, NY 10019

 RBC Capital Markets Corporation   One Liberty Plaza, 2nd Floor,          45,000,000
                                   New York, NY 10004

  BNP Paribas Securities Corp.     787 Seventh Avenue, New York,          22,500,000
                                   NY 10019

    Credit Suisse Securities       One Cabot Square                       22,500,000
        (Europe) Limited           London E14 4QJ

  National Bank Financial Inc.     1155 Metcalfe Street, Montreal,        22,500,000
                                   Quebec H3B459 Canada

    Scotia Capital (USA) Inc.      One Liberty Plaza, 25th Floor,         22,500,000
                                   New York, NY 10004

 Bank of Montreal, London Branch   11 Walbrook, 2nd Floor, London          7,500,000
                                   EC4N 8ED, England

Casgrain & Company (USA) Limited   1200 McGill College, 21st Floor,        7,500,000
                                   Montreal (Quebec) H3B 4G7

   HSBC Securities (USA) Inc.      452 Fifth Avenue, New York,             7,500,000
                                   NY 10018

   J.P. Morgan Securities Ltd.     Floor 14, 125 London Wall,              7,500,000
                                   London EC2Y 5AJ, England

                                  SCHEDULE III

                     CANADA MORTGAGE AND HOUSING CORPORATION

               U.S. $750,000,000 5.00% BONDS DUE SEPTEMBER 1, 2011

                      INITIAL ALLOTMENT DISTRIBUTION REPORT

                                                      NORTH AMERICA
                        ASIA AND AUSTRALIA            LATIN AMERICA           EUROPE, MIDDLE EAST
                     (INCLUDES JAPAN DOMESTIC) (INCLUDES CANADA DOMESTIC)         AND AFRICA                 TOTAL SALES
                    -------------------------- -------------------------- -------------------------- --------------------------
                    No. of          Order Size No. of          Order Size No. of          Order Size No. of          Order Size
Type of Investor     Sales $ Amount    Range    Sales $ Amount    Range    Sales $ Amount    Range    Sales $ Amount    Range
------------------- ------ -------- ---------- ------ -------- ---------- ------ -------- ---------- ------ -------- ----------
Bank Portfolios
Central Banks
Government Funds
   - Central/State
   - Local
Individuals
Insurance Companies
   - Life
   - Casualty
Investment Managers
   - Bank/Trust
   - Others
Pension Funds
   - Government
   - Corporate
Brokers/Dealer
Corporate

                     CANADA MORTGAGE AND HOUSING CORPORATION

               U.S. $750,000,000 5.00% BONDS DUE SEPTEMBER 1, 2011

                      INITIAL ALLOTMENT DISTRIBUTION REPORT

                              CANADA DOMESTIC
                      ------------------------------
                      No. of              Order Size
  Type of Investor     Sales   $ Amount      Range
  ----------------    ------   --------   ----------
Bank Portfolios
Government Funds
   - Provincial
   - Local
Individuals
Insurance Companies
   - Life
   - Casualty
Investment Managers
   - Bank/Trust
   - Others
Pension Funds
   - Government
   - Corporate
Broker/Dealers
Corporate

                              JAPAN DOMESTIC
                      ------------------------------
                      No. of              Order Size
  Type of Investor     Sales   $ Amount      Range
  ----------------    ------   --------   ----------
Bank Portfolios
Government Funds
   - Provincial
   - Local
Individuals
Insurance Companies
   - Life
   - Casualty
Investment Managers
   - Bank/Trust
   - Others
Pension Funds
   - Government
   - Corporate
Broker/Dealers
Corporate

                     CANADA MORTGAGE AND HOUSING CORPORATION

               U.S. $750,000,000 5.00% BONDS DUE SEPTEMBER 1, 2011

               SECONDARY MARKET DISTRIBUTION REPORT FOR THE PERIOD
                       FROM _____________ TO _____________

                                                      NORTH AMERICA
                        ASIA AND AUSTRALIA            LATIN AMERICA           EUROPE, MIDDLE EAST
                     (INCLUDES JAPAN DOMESTIC) (INCLUDES CANADA DOMESTIC)         AND AFRICA                 TOTAL SALES
                    -------------------------- -------------------------- -------------------------- --------------------------
                    No. of          Order Size No. of          Order Size No. of          Order Size No. of          Order Size
Type of Investor     Sales $ Amount    Range    Sales $ Amount    Range    Sales $ Amount    Range    Sales $ Amount    Range
------------------- ------ -------- ---------- ------ -------- ---------- ------ -------- ---------- ------ -------- ----------
Bank Portfolios
Central Banks
Government Funds
   - Central/State
   - Local
Individuals
Insurance Companies
   - Life
   - Casualty
Investment Managers
   - Bank/Trust
   - Others
Pension Funds
   - Government
   - Corporate
Broker/Dealers
Corporate

                     CANADA MORTGAGE AND HOUSING CORPORATION

               U.S. $750,000,000 5.00% BONDS DUE SEPTEMBER 1, 2011

               SECONDARY MARKET DISTRIBUTION REPORT FOR THE PERIOD
                       FROM _____________ TO _____________

                              CANADA DOMESTIC
                      ------------------------------
                      No. of              Order Size
  Type of Investor     Sales   $ Amount      Range
  ----------------    ------   --------   ----------
Bank Portfolios
Government Funds
   - Provincial
   - Local
Individuals
Insurance Companies
   - Life
   - Casualty
Investment Managers
   - Bank/Trust
   - Others
Pension Funds
   - Government
   - Corporate
Broker/Dealers
Corporate

                              JAPAN DOMESTIC
                      ------------------------------
                      No. of              Order Size
  Type of Investor     Sales   $ Amount      Range
  ----------------    ------   --------   ----------
Bank Portfolios
Government Funds
   - Provincial
   - Local
Individuals
Insurance Companies
   - Life
   - Casualty
Investment Managers
   - Bank/Trust
   - Others
Pension Funds
   - Government
   - Corporate
Broker/Dealers
Corporate